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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 1, 2005

Regal Entertainment Group
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31315 (Commission File Number)	02-0556934 (IRS Employer Identification No.)

9110 East Nichols Avenue, Suite 200, Centennial, CO 80112
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 303-792-3600

N/A
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

        Regal Entertainment Group ("Regal") has entered into an agreement with Icon Distribution Inc. ("Icon") to settle litigation arising from the exhibition of the film "The Passion of the Christ."

        The settlement occurred after Regal's disclosure of financial results for the fourth quarter and fiscal year ended December 30, 2004, which were furnished to the Securities and Exchange Commission (the "Commission") in Regal's Current Report on Form 8-K, dated February 10, 2005. Pursuant to accounting rules and standards, the impact of the settlement will reduce previously reported net income by $8.3 million and will be reflected in Regal's financial results for the fourth quarter and fiscal year ended December 30, 2004. Accordingly, Regal is furnishing revised Consolidated Statement of Operations Information and Consolidated Summary Balance Sheet Information for the fourth quarter and fiscal year ended December 30, 2004 on Exhibit 99.1.

        The Consolidated Statement of Operations Information attached as Exhibit 99.1 contains certain non-GAAP financial measures for the periods set forth herein. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are included in Exhibit 99.1.

        Regal also is furnishing to the Commission as Exhibit 99.2 to this Current Report on Form 8-K certain other revised financial information as a result of the settlement for its fourth quarter and fiscal year ended December 30, 2004, including reconciliations to the most directly comparable GAAP financial measures of the non-GAAP financial measures included therein.

Item 9.01 Financial Statements and Exhibits.

(c)

Exhibits.
99.1	Consolidated Statement of Operations Information and Consolidated Summary Balance Sheet Information for the fourth quarter and fiscal year ended December 30, 2004 furnished pursuant to Item 2.02
99.2	Reconciliations of Non-GAAP Financial Measures furnished pursuant to Item 2.02

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP
Date: March 1, 2005	By:	/s/ AMY E. MILES
		Name:	Amy E. Miles
		Title:	Chief Financial Officer

EXHIBIT INDEX

99.1	Consolidated Statement of Operations Information and Consolidated Summary Balance Sheet Information for the fourth quarter and fiscal year ended December 30, 2004 furnished pursuant to Item 2.02
99.2	Reconciliations of Non-GAAP Financial Measures furnished pursuant to Item 2.02

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  Item 2.02. Results of Operations and Financial Condition.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX